Exhibit 99.1

Harte Hanks Announces CFO Transition Plan

Interim appointment of seasoned executive supports the growth-phase strategic plan launched earlier this year

Chelmsford, Massachusetts – October 16, 2023 — Harte Hanks, Inc. (NASDAQ: HHS), a leading global customer experience company focused on bringing companies closer to customers for 100 years, today announced the appointment of David Garrison, an experienced finance executive with more than 20 years of public company CFO experience, as Interim Chief Financial Officer, effective October 23, 2023. Lauri Kearnes is stepping down as CFO but will continue to advise the Company as needed through year end to support a smooth transition. Kearnes’ departure is not related to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Garrison brings 20 years of public company CFO experience, with particular expertise in cost containment, streamlining operations, and ERP implementations. He joins Harte Hanks from Digital Lumens Incorporated, an IoT lighting fixture and factory automation technology company that was spun out of Osram Sylvania, where he served as CFO for the last two years. As part of this role, he was instrumental in selling a product line to a strategic buyer and selling the remaining operating entity to a foreign company. Previously, he spent three years as Chief Financial Officer for Sensera, Inc., an Australian listed medical and IoT technology company, where he played an important role in turning around operations to facilitate a sale. Previously, he served as Managing Director of IW Ventures LLC, a financial consultant, and TTcogen LLC, a joint venture between Tecogen Inc. and TEDOM a.s. From 2014 to 2017, Garrison served as CFO of Tecogen Inc., a NASDAQ-listed company that designs, manufactures, and sells industrial and commercial cogeneration systems, where he supported growth with cost controls to drive margin expansion and profitability. He has an MBA from Boston University and has led several Greater Boston-based companies through successful growth-driven integrations, transactions, and implementations.

“Lauri has been a valued, long-standing member of our team and we appreciate all of her contributions as Harte Hanks has evolved over the years,” said Kirk Davis, Chief Executive Officer. “She played an instrumental role in providing the company with stability through restructuring and implementing a foundation for profitable growth. David is a proven financial and operational leader who will help advance the next phase of our comprehensive business plan. He brings a deep background in all facets of SEC reporting, compliance, and governance. Importantly, he brings specific and relevant expertise in information technologies and integration, data analytics, customer satisfaction, and expense management.”

Harte Hanks has already initiated a formal search process to select a permanent Chief Financial Officer to advance the company’s current growth plans and new market goals. Garrison’s interim appointment supports the strategic direction and growth-phase plan launched earlier this year after Harte Hanks celebrated its 100-year anniversary. The plan, which kicked off with the appointment of industry-veteran Kirk Davis as new CEO, is strategically designed to help Harte Hanks continue to adapt, change, and modernize, as it has done successfully for a century in business.

The company’s strategic plan includes a collaboration with the Kearney organization, a highly respected global management consulting firm. “I’ve had previous experience working with Kearney and am confident in their ability to help us mitigate inflation, benefit from their excellence in procurement and for our team to gain a deeper understanding of our profit potential,” said Davis. “Our engagement with Kearney is underway and will conclude before year end. The goal is to achieve the flexibility to not only drive profitability, but also make strategic investments that will support growth and further our technical aptitude.”

The company has also hired a new SVP of Sales and Marketing, with a formal announcement on this role to occur later this month.

“Having just completed my first full quarter with Harte Hanks, I am confident these actions will support our ambitions to have a strong 2024,” said Davis. Davis also noted that he remains comfortable with the most recently disclosed revenue baseline for fiscal 2023.

“Harte Hanks has a proud heritage, and the momentum we have right now is a very positive sign for our next 100 years,” continued CEO Kirk Davis. “We have a highly capable team in place, including many key long-term members of our management team and a creative, smart, motivated group of employees across all departments. We are very enthusiastic about the future and see profitable opportunities ahead for Harte Hanks.”

About Harte Hanks:

Harte Hanks (NASDAQ: HHS) is a leading global customer experience company whose mission is to partner with clients to provide them with CX strategy, data-driven analytics and actionable insights combined with seamless program execution to better understand, attract and engage their customers.

Using its unparalleled resources and award-winning talent in the areas of Customer Care, Fulfillment and Logistics, and Marketing Services, Harte Hanks has a proven track record of driving results for some of the world’s premier brands, including Bank of America, GlaxoSmithKline, Unilever, Pfizer, HBOMax, Volvo, Ford, FedEx, Midea, Sony and IBM among others. Headquartered in Chelmsford, Massachusetts, Harte Hanks has over 2,500 employees in offices across the Americas, Europe, and Asia Pacific.

For more information, visit hartehanks.com

As used herein, “Harte Hanks” or “the Company” refers to Harte Hanks, Inc. and/or its applicable operating subsidiaries, as the context may require. Harte Hanks’ logo and name are trademarks of Harte Hanks.

Cautionary Note Regarding Forward-Looking Statements:

Our press release and related earnings conference call contain “forward-looking statements” within the meaning of U.S. federal securities laws. All such statements are qualified by this cautionary note, provided pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements other than historical facts are forward-looking and may be identified by words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “seeks,” “could,” “intends,” or words of similar meaning. These forward-looking statements are based on current information, expectations and estimates and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from what is expressed in or indicated by the forward-looking statements. In that event, our business, financial condition, results of operations or liquidity could be materially adversely affected and investors in our securities could lose part or all of their investments. These risks, uncertainties, assumptions and other factors include: (a) local, national and international economic and business conditions, including (i) the outbreak of diseases, such as the COVID-19 coronavirus, which has curtailed travel to and from certain countries and geographic regions, created supply chain disruption and shortages, disrupted business operations and reduced consumer spending, (ii) market conditions that may adversely impact marketing expenditures, (iii) the impact of the Russia/Ukraine conflict on the global economy and our business, including impacts from related sanctions and export controls and (iv) the impact of economic environments and competitive pressures on the financial condition, marketing expenditures and activities of our clients and prospects; (b) the demand for our products and services by clients and prospective clients, including (i) the willingness of existing clients to maintain or increase their spending on products and services that are or remain profitable for us, and (ii) our ability to predict changes in client needs and preferences; (c) economic and other business factors that impact the industry verticals we serve, including competition and consolidation of current and prospective clients, vendors and partners in these verticals; (d) our ability to manage and timely adjust our facilities, capacity, workforce and cost structure to effectively serve our clients; (e) our ability to improve our processes and to provide new products and services in a timely and cost-effective manner though development, license, partnership or acquisition; (f) our ability to protect our facilities against security breaches and other interruptions and to protect sensitive personal information of our clients and their customers; (g) our ability to respond to increasing concern, regulation and legal action over consumer privacy issues, including changing requirements for collection, processing and use of information; (h) the impact of privacy and other regulations, including restrictions on unsolicited marketing communications and other consumer protection laws; (i) fluctuations in fuel prices, paper prices, postal rates and postal delivery schedules; (j) the number of shares, if any, that we may repurchase in connection with our repurchase program; (k) unanticipated developments regarding litigation or other contingent liabilities; (l) our ability to complete anticipated divestitures and reorganizations, including cost-saving initiatives; (m) our ability to realize the expected tax refunds; and (n) other factors discussed from time to time in our filings with the Securities and Exchange Commission, including under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 which was filed on March 31, 2023. The forward-looking statements in this press release and our related earnings conference call are made only as of the date hereof, and we undertake no obligation to update publicly any forward-looking statement, even if new information becomes available or other events occur in the future.

Investor Relations Contact:

Rob Fink or Tom Baumann

646.809.4048 / 646.349.6641

FNK IR

HHS@fnkir.com

Source: Harte Hanks, Inc.